                              SEASONS SERIES TRUST
                Supplement to the Prospectus dated July 31, 2006

SMALL CAP PORTFOLIO. Effective December 1, 2006, ClearBridge Advisors, LLC ("ClearBridge") assumed subadvisory duties of a portion of the assets of the Small Cap Portfolio from Salomon Brothers Asset Management Inc ("Salomon Brothers"), an affiliate of ClearBridge. ClearBridge assumed its duties pursuant to a subadvisory agreement between ClearBridge and AIG SunAmerica Asset Management Corp. (the "Adviser"). The assumption of duties by ClearBridge did not result in any changes to the portfolio management team responsible for the day-to-day management of a portion of the assets of the Small Cap Portfolio, nor did it result in any changes to the portfolio's investment objective, investment strategies or fees and expenses.

All references in the Prospectus to Salomon Brothers specific to the Small Cap Portfolio shall be replaced in their entirety with ClearBridge. The discussion of Salomon Brothers in the section titled "MANAGEMENT" under the heading "Information about the Subadvisers" is deleted in its entirety and the following discussion of ClearBridge shall be inserted:

         CLEARBRIDGE ADVISORS, LLC. ClearBridge, located at 399 Park Avenue, 4th Floor, New York, NY 10022, is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. ("Legg Mason") in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive officers are located at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company.

         The Small Cap Portfolio is managed by Peter J. Hable. Mr. Hable is an investment officer of ClearBridge and president of Davis Skaggs Investment Management, a division of ClearBridge. He ahs been with the subadviser or its predecessor companies since 1983.

STRATEGIC FIXED INCOME PORTFOLIO. Effective December 1, 2006, Western Asset Management Company ("Western Asset") assumed subadvisory duties of the Strategic Fixed Income Portfolio from Salomon Brothers. Western Asset assumed its duties pursuant to a subadvisory agreement between Western Asset and the Adviser. The assumption of duties by Western Asset did not result in any changes to the portfolio management team responsible for the day-to-day management of a portion of the assets of the Strategic Fixed Income Portfolio, nor did it result in any changes to the portfolio's investment objective, investment strategies or fees and expenses.

All references in the Prospectus to Salomon Brothers specific to the Strategic Fixed Income Portfolio shall be replaced in their entirety with Western Asset. The following discussion of Western Asset shall be inserted into the section titled "MANAGEMENT" under the heading "Information about the Subadvisers":

         WESTERN ASSET MANAGEMENT COMPANY. Western Asset is currently located at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset is an indirect wholly-owned subsidiary of Legg Masson. As of September 30, 2006, Western Asset managed $540.9 billion in assets.

         A portion of the assets of the Strategic Fixed Income Portfolio are managed by a team of investment professionals led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Keith J. Gardner and Matthew C. Duda. Mr. Leech, Mr. Walsh, Mr. Gardner and Mr. Duda have been employed as portfolio managers for Western Asset for the past five years. The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the portfolio invests. Mr. Gardner and Mr. Duda are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

DATE:    DECEMBER 1, 2006

Versions:  Class 3, Version 4 and Combined Master

                              SEASONS SERIES TRUST
                Supplement to the Prospectus dated July 31, 2006

SMALL CAP PORTFOLIO. Effective December 1, 2006, ClearBridge Advisors, LLC ("ClearBridge") assumed subadvisory duties of a portion of the assets of the Small Cap Portfolio from Salomon Brothers Asset Management Inc ("Salomon Brothers"), an affiliate of ClearBridge. ClearBridge assumed its duties pursuant to a subadvisory agreement between ClearBridge and AIG SunAmerica Asset Management Corp. (the "Adviser"). The assumption of duties by ClearBridge did not result in any changes to the portfolio management team responsible for the day-to-day management of a portion of the assets of the Small Cap Portfolio, nor did it result in any changes to the portfolio's investment objective, investment strategies or fees and expenses.

All references in the Prospectus to Salomon Brothers specific to the Small Cap Portfolio shall be replaced in their entirety with ClearBridge. The discussion of Salomon Brothers in the section titled "MANAGEMENT" under the heading "Information about the Subadvisers" is deleted in its entirety and the following discussion of ClearBridge shall be inserted:

         CLEARBRIDGE ADVISORS, LLC. ClearBridge, located at 399 Park Avenue, 4th Floor, New York, NY 10022, is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. ("Legg Mason") in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive officers are located at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company.

         The Small Cap Portfolio is managed by Peter J. Hable. Mr. Hable is an investment officer of ClearBridge and president of Davis Skaggs Investment Management, a division of ClearBridge. He ahs been with the subadviser or its predecessor companies since 1983.


DATE:    DECEMBER 1, 2006

Versions:  Class 1, Version 2; and Class 2, Version 3